Exhibit 99.3C

Supplemental Non-US GAAP Financial Measures
November 13, 2015
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of certain non-US GAAP financial measures.
Presentation
This document presents the Company's business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company's Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company's Advanced Engineered Materials segment and the Consumer Specialties segment. For comparative purposes, the historical financial information included herein has been presented to reflect the Acetyl Chain and Materials Solutions subtotals. There has been no change to the composition of the Company's business segments.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position, or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties as the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), cash flow from operating activities or any other US GAAP financial measure. The method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present on the Investor Relations/Financial Information/Non-GAAP Financial Measures page of our website, www.celanese.com, in this document, in the presentation itself or on a Form 8-K in connection with the presentation, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure. This supplemental financial disclosure should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Investor Relations/Financial Information/SEC Filings page of our website, www.celanese.com.
This document includes definitions and reconciliations of supplemental non-GAAP financial measures used in our 2015 Investor Day presentations. Refer to Exhibits 99.3A and 99.3B of the Form 8-K, and which are also available on the Investor Relations/Financial Information/Non-GAAP Financial Measures page of our website, www.celanese.com for our recurring definitions and reconciliations of non-GAAP financial measures as published on a quarterly basis.

Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, adjusted EBIT excluding strategic affiliates, operating profit (loss) attributable to Celanese Corporation, free cash flow and return on invested capital. The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and adjusted EBIT excluding strategic affiliates is net earnings (loss) attributable to Celanese Corporation; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); and for free cash flow is cash flow from operations. We do not believe that there is a directly comparable financial measure calculated and presented in accordance with GAAP for return on invested capital.
Definitions

•
Adjusted EBIT is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense and taxes, and further adjusted for certain items attributable to Celanese Corporation. We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We may provide guidance on adjusted EBIT but are unable to reconcile forecasted adjusted EBIT to a US GAAP financial measure without unreasonable effort because a forecast of certain items is not practical. Adjusted EBIT by business segment may also be referred to by management as segment income. Adjusted EBIT by core may also be referred to by management as core income.

•
Adjusted EBIT excluding strategic affiliates is defined by the Company as net earnings (loss) attributable to Celanese Corporation, less equity earnings and cost dividend income from strategic affiliates, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense and taxes, and further adjusted for certain items attributable to Celanese Corporation excluding strategic affiliates. Adjusted EBIT excluding strategic affiliates has the same uses and limitations as adjusted EBIT described above.

•	Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI").

•
Free cash flow is defined by the Company as cash flow from operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from Mitsui & Co., Ltd. to Fairway Methanol LLC. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company's liquidity and credit quality assessment. Although we use free cash flow as a financial measure to assess the performance of our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.

•
Return on invested capital is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity.

Note: The income tax rate used for return on invested capital approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities, where applicable, and specifically excludes changes in uncertain tax positions, discrete items and other material items adjusted out of our GAAP earnings for return on invested capital purposes, and changes in management's assessments regarding the ability to realize deferred tax assets. We also reflect the impact of foreign tax credits when utilized for the return on invested capital tax rate. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for return on invested capital. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual GAAP tax rate in any given future period.
Supplemental Information
For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Beginning in 2014, this includes Fairway Methanol LLC for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.

Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Table 1
Adjusted EBIT - Reconciliation of Non-GAAP Measures - Unaudited

	Q4 '13	Q3 '13	Q2 '13	Q1 '13	Q4 '12	Q3 '12	Q2 '12	Q1 '12	Q4 '11	Q3 '11	Q2 '11
	(In $ millions)
Net earnings (loss) attributable to Celanese Corporation	654	172	133	142	(169)	127	221	193	(95)	171	206
(Earnings) loss from discontinued operations	2	(1)	—	(1)	2	2	—	—	1	—	2
Interest income	—	—	(1)	—	(1)	—	—	(1)	(1)	(1)	—
Interest expense	42	43	44	43	51	44	45	45	55	54	57
Refinancing expense	—	1	—	—	3	—	—	—	—	—	3
Income tax provision (benefit)	299	57	75	77	(96)	57	57	(73)	(114)	35	76
Certain items attributable to Celanese Corporation(1)	(753)	7	13	8	398	6	19	32	325	43	33
Adjusted EBIT	244	279	264	269	188	236	342	196	171	302	377
______________________________

(1)	See Certain items presentation (Table 7) for details.

Table 2
Segment Data and Reconciliation of Adjusted EBIT - Non-GAAP Measures - Unaudited

	Q3 '15	Q2 '15	Q1 '15	Q4 '14	Q3 '14	Q2 '14	Q1 '14	Q4 '13	Q3 '13	Q2 '13	Q1 '13	Q4 '12	Q3 '12	Q2 '12	Q1 '12	Q4 '11	Q3 '11	Q2 '11
	(In $ millions)
Net Sales
Advanced Engineered Materials	326	346	343	331	366	389	373	325	346	352	329	299	322	323	317	292	332	346
Consumer Specialties	247	249	227	278	291	289	302	295	310	314	295	281	314	327	264	306	298	291
Total Materials Solutions	573	595	570	609	657	678	675	620	656	666	624	580	636	650	581	598	630	637
Industrial Specialties	274	287	282	265	314	333	312	273	299	295	288	251	297	327	309	272	332	329
Acetyl Intermediates	680	707	713	814	937	901	841	829	795	809	808	773	785	821	852	849	975	914
Eliminations	(82)	(83)	(87)	(97)	(109)	(113)	(92)	(79)	(85)	(86)	(84)	(74)	(80)	(89)	(78)	(77)	(95)	(91)
Total Acetyl Chain	872	911	908	982	1,142	1,121	1,061	1,023	1,009	1,018	1,012	950	1,002	1,059	1,083	1,044	1,212	1,152
Eliminations	(32)	(29)	(28)	(32)	(30)	(30)	(31)	(27)	(29)	(31)	(31)	(29)	(29)	(34)	(31)	(28)	(35)	(36)
Total	1,413	1,477	1,450	1,559	1,769	1,769	1,705	1,616	1,636	1,653	1,605	1,501	1,609	1,675	1,633	1,614	1,807	1,753
Operating Profit (Loss) Attributable to Celanese Corporation
Advanced Engineered Materials	58	67	59	57	51	56	57	781	48	39	36	4	44	23	24	(4)	16	27
Consumer Specialties	77	77	62	104	105	80	99	100	85	83	78	62	72	77	40	58	67	49
Total Materials Solutions	135	144	121	161	156	136	156	881	133	122	114	66	116	100	64	54	83	76
Industrial Specialties	19	28	29	16	16	24	20	7	24	18	15	6	25	35	20	17	31	28
Acetyl Intermediates(1)	64	58	133	146	175	143	98	(44)	67	55	75	66	63	78	62	64	129	153
Total Acetyl Chain	83	86	162	162	191	167	118	(37)	91	73	90	72	88	113	82	81	160	181
Other Activities(2)	(22)	(38)	(24)	(376)	(36)	(43)	(30)	100	(13)	(26)	(20)	(428)	(28)	(35)	(35)	(340)	(42)	(44)
Total	196	192	259	(53)	311	260	244	944	211	169	184	(290)	176	178	111	(205)	201	213
Equity Earnings, Cost-Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Advanced Engineered Materials	44	31	43	40	43	45	33	33	31	45	40	47	45	55	43	36	53	39
Consumer Specialties	26	27	28	30	29	35	30	24	21	24	26	5	—	84	1	—	—	79
Total Materials Solutions	70	58	71	70	72	80	63	57	52	69	66	52	45	139	44	36	53	118
Industrial Specialties	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—
Acetyl Intermediates	2	1	1	3	2	15	1	(4)	3	3	3	8	2	2	1	3	3	2
Total Acetyl Chain	2	1	1	3	2	15	1	(4)	3	3	3	8	2	2	1	4	4	2
Other Activities(2)	(4)	9	4	6	5	36	5	—	6	10	8	20	7	4	8	11	1	11
Total	68	68	76	79	79	131	69	53	61	82	77	80	54	145	53	51	58	131
___________________________

(1)	Excludes amounts attributable to NCI as follows:

	Q3 '15	Q2 '15	Q1 '15	Q4 '14	Q3 '14	Q2 '14	Q1 '14	Q4 '13	Q3 '13	Q2 '13	Q1 '13	Q4 '12	Q3 '12	Q2 '12	Q1 '12	Q4 '11	Q3 '11	Q2 '11
	(In $ millions)
Operating Profit (Loss)	(10)	(4)	(2)	(1)	(1)	(1)	(1)	—	—	—	—	—	—	—	—	—	—	—

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2
Segment Data and Reconciliation of Adjusted EBIT - Non-GAAP Measures - Unaudited

	Q3 '15	Q2 '15	Q1 '15	Q4 '14	Q3 '14	Q2 '14	Q1 '14	Q4 '13	Q3 '13	Q2 '13	Q1 '13	Q4 '12	Q3 '12	Q2 '12	Q1 '12		Q4 '11	Q3 '11	Q2 '11
	(In $ millions, except percentages)
Certain Items Attributable to Celanese Corporation
Advanced Engineered Materials	4	4	2	(33)	(7)	(7)	(6)	(758)	2	2	2	11	(8)	10	3		8	18	22
Consumer Specialties	2	1	2	(24)	(18)	(8)	(2)	(13)	2	2	4	11	7	(1)	17		5	3	10
Total Materials Solutions	6	5	4	(57)	(25)	(15)	(8)	(771)	4	4	6	22	(1)	9	20		13	21	32
Industrial Specialties	9	2	1	(9)	(1)	(2)	—	6	1	1	1	—	—	—	2		1	—	—
Acetyl Intermediates	18	48	3	(12)	(9)	(12)	(3)	132	2	8	1	(5)	7	1	2		4	12	(2)
Total Acetyl Chain	27	50	4	(21)	(10)	(14)	(3)	138	3	9	2	(5)	7	1	4		5	12	(2)
Other Activities(1)	8	10	7	334	—	(33)	—	(120)	—	—	—	381	—	9	8		307	10	3
Total	41	65	15	256	(35)	(62)	(11)	(753)	7	13	8	398	6	19	32		325	43	33
Adjusted EBIT
Advanced Engineered Materials	106	102	104	64	87	94	84	56	81	86	78	62	81	88	70		40	87	88
Consumer Specialties	105	105	92	110	116	107	127	111	108	109	108	78	79	160	58		63	70	138
Total Materials Solutions	211	207	196	174	203	201	211	167	189	195	186	140	160	248	128		103	157	226
Industrial Specialties	28	30	30	7	15	22	20	13	25	19	16	6	25	35	22		19	32	28
Acetyl Intermediates	84	107	137	137	168	146	96	84	72	66	79	69	72	81	65		71	144	153
Total Acetyl Chain	112	137	167	144	183	168	116	97	97	85	95	75	97	116	87	(2)	90	176	181
Other Activities(1)	(18)	(19)	(13)	(36)	(31)	(40)	(25)	(20)	(7)	(16)	(12)	(27)	(21)	(22)	(19)		(22)	(31)	(30)
Total	305	325	350	282	355	329	302	244	279	264	269	188	236	342	196		171	302	377

Last Twelve Months ("LTM")
Acetyl Chain Adjusted EBIT	560	631	662	611	564	478	395	374	352	352	383	375	390	469	534
Acetyl Chain Adjusted EBIT margin(3)	15%	16%	16%	14%	13%	11%	10%	9%	9%	9%	10%	9%	9%	11%	12%
______________________________

(1)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(2)	Adjusted EBIT margin, which is defined as Adjusted EBIT divided by Net sales, was 8.0%.

(3)	Defined as Acetyl Chain Adjusted EBIT divided by Net sales.

Table 3
Materials Solutions' Business Data and Reconciliation of Adjusted EBIT and Adjusted EBIT Excluding Strategic Affiliates - Non-GAAP Measures - Unaudited

	2014		2013		2012
	(In $ millions, except percentages)
Net Sales
Engineered Materials and Food Ingredients	1,586		1,472		1,389
Cellulose Derivatives	1,033		1,094		1,058
Total Materials Solutions	2,619		2,566		2,447
Operating Profit (Loss) attributable to Celanese Corporation
Engineered Materials and Food Ingredients	241		926		130
Cellulose Derivatives	368		324		216
Total Materials Solutions	609		1,250		346
Certain Items attributable to Celanese Corporation excluding Strategic Affiliates
Engineered Materials and Food Ingredients	(52)		(752)		16
Cellulose Derivatives	(47)		(6)		37
Total Materials Solutions	(99)		(758)		53
Adjusted EBIT / Adjusted EBIT Margin excluding Strategic Affiliates(1)
Engineered Materials and Food Ingredients	189	11.9%	174	11.8%	146	10.5%
Cellulose Derivatives	321	31.1%	318	29.1%	253	23.9%
Total Materials Solutions	510	19.5%	492	19.2%	399	16.3%
Equity Earnings, Cost-Dividend Income, Other Income (Expense)
Engineered Materials and Food Ingredients	170		152		196
Cellulose Derivatives	115		92		84
Total Materials Solutions	285		244		280
Certain Items attributable to Strategic Affiliates
Engineered Materials and Food Ingredients	(6)		1		(3)
Cellulose Derivatives	—		—		—
Total Materials Solutions	(6)		1		(3)
Adjusted EBIT / Adjusted EBIT Margin(1)
Engineered Materials and Food Ingredients	353	22.3%	327	22.2%	339	24.4%
Cellulose Derivatives	436	42.2%	410	37.5%	337	31.9%
Total Materials Solutions	789	30.1%	737	28.7%	676	27.6%
___________________________

(1)	Defined as Adjusted EBIT and Adjusted EBIT excluding strategic affiliates, respectively, divided by Net sales.

Table 4
Free Cash Flow LTM - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '15	Q2 '15	Q1 '15	Q4 '14
	(In $ millions)
Net cash provided by (used in) operating activities	173	283	270	166
Capital expenditures on property, plant and equipment	(104)	(165)	(162)	(214)
Capital contributions from Mitsui & Co., Ltd. to Fairway Methanol LLC	32	75	80	70
Free cash flow	101	193	188	22

Free cash flow LTM	504

Table 5
Return on Invested Capital Five-Year Average - Reconciliation of a Non-GAAP Measure - Unaudited

			2014			2013			2012			2011			2010
			(In $ millions, except percentages)
Adjusted EBIT			1,268			1,056			962			1,093			843
Adjusted effective tax rate			21%			19%			17%			18%			21%
Adjusted EBIT tax effected			1,002			855			798			896			666

	2014	2013	Average	2013	2012	Average	2012	2011	Average	2011	2010	Average	2010	2009	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	137	177	157	177	168	173	168	144	156	144	228	186	228	242	235
Long-term debt	2,608	2,887	2,748	2,887	2,930	2,909	2,930	2,873	2,902	2,873	2,990	2,932	2,990	3,259	3,125
Celanese Corporation stockholders' equity	2,818	2,699	2,759	2,699	1,730	2,215	1,730	1,341	1,536	1,341	926	1,134	926	586	756
Invested capital			5,664			5,297			4,594			4,252			4,116

Return on invested capital			17.7%			16.1%			17.4%			21.1%			16.2%

Return on invested capital five-year average			17.7%

Table 6
Return on Invested Capital LTM - Reconciliation of a Non-GAAP Measure - Unaudited

				Q3 '15 LTM	Q3 '15	Q2 '15	Q1 '15	Q4 '14
				(In $ millions, except percentages)
Adjusted EBIT				1,262	305	325	350	282
Adjusted effective tax rate					18%	18%	18%	21%
Adjusted EBIT tax effected				1,027	250	267	287	223

	Q3 '15	Q3 '14		Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	463	165	(1)	314
Long-term debt	2,541	2,639		2,590
Celanese Corporation stockholders' equity	2,766	2,944		2,855
Invested capital				5,759

Return on invested capital LTM				17.8%
___________________________

(1)	Excludes $600 million principal amount of 6.625% senior unsecured notes due 2018, which were redeemed in October 2014.

Table 7
Certain Items - Unaudited
The following Certain items are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	Q4 '13	Q3 '13	Q2 '13	Q1 '13	Q4 '12	Q3 '12	Q2 '12	Q1 '12	Q4 '11	Q3 '11	Q2 '11	Income Statement Classification
	(In $ millions)
Employee termination benefits	20	—	1	2	4	1	1	—	4	5	9	Other charges (gains), net
Plant/office closures	40	1	1	1	5	10	2	4	3	2	7	Other charges (gains), net / Cost of sales / SG&A
Business optimization	—	—	—	—	1	—	3	5	1	2	2	Cost of sales / SG&A
Asset impairments	81	2	—	—	8	—	—	—	1	—	—	Other charges (gains), net / Other income (expense), net
(Gain) loss on disposition of business and assets, net	1	1	—	—	—	1	—	—	—	(1)	(1)	(Gain) loss on disposition, net
Commercial disputes	7	—	5	—	—	(2)	—	—	1	14	(2)	Other charges (gains), net / Cost of sales / SG&A
Kelsterbach plant relocation	(733)	2	2	2	12	(4)	10	3	5	19	21	Other charges (gains), net / Cost of sales / (Gain) loss on disposition
InfraServ Hoechst restructuring	8	—	—	—	(22)	—	—	—	—	—	—	Equity in net (earnings) loss of affiliates
Plumbing actions	—	—	—	—	(1)	(4)	—	—	—	(2)	(4)	Other charges (gains), net
Write-off of other productive assets	—	—	—	—	—	—	—	—	—	—	(1)	Cost of sales
Acetate production interruption costs	—	—	—	—	—	—	—	10	—	—	—	Cost of sales
Employee benefit plan changes	(71)	—	—	—	—	—	—	—	—	—	—	Cost of sales / SG&A / R&D
Actuarial (gain) loss on pension and postretirement plans	(106)	—	—	—	389	—	—	—	306	—	—	Cost of sales / SG&A / R&D
Other	—	1	4	3	2	4	3	10	4	4	2	Various
Certain items attributable to Celanese Corporation	(753)	7	13	8	398	6	19	32	325	43	33